Nationwide Life Insurance Company: • Nationwide Variable Account - II • Nationwide Variable Account – 9

Prospectus supplement dated December 31, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your contract.  Effective December 31, 2008, these investment options changed their names as indicated below.

OLD NAME	NEW NAME
Nationwide Variable Insurance Trust – Lehman Brothers NVIT Core Plus Bond Fund – Class II	Nationwide Variable Insurance Trust – NVIT Core Plus Bond Fund – Class II
Nationwide Variable Insurance Trust – Van Kampen NVIT Multi Sector Bond Fund - Class I	Nationwide Variable Insurance Trust – NVIT Multi Sector Bond Fund - Class I